UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of MasTec, Inc., a Florida corporation (the “Company”), held on May 23, 2013, the Company’s shareholders approved the MasTec, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”). The 2013 Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 10, 2013, under the caption “Proposal 4: Approval of and Adoption of the MasTec, Inc. 2013 Incentive Compensation Plan”, which description is incorporated by reference in this Item 5.02. The description of the 2013 Plan is qualified in its entirety by reference to the complete text of the 2013, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which was also contained in Annex B to the Proxy Statement.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting held on May 23, 2013 are as follows:

Proposal 1:	Election of Robert J. Dwyer, Frank E. Jaumot and Jose S. Sorzano as Class III Directors to serve until the 2016 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Robert J. Dwyer	60,193,157	975,812	3,915,619
Frank E. Jaumot	60,197,185	971,784	3,915,619
Jose S. Sorzano	59,674,393	1,494,576	3,915,619

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
64,295,592	720,111	68,885	0

Proposal 3:	Approval of the MasTec, Inc. Bargaining Units ESPP.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
60,974,373	47,433	147,163	3,915,619

Proposal 4:	Approval of the MasTec, Inc. 2013 Incentive Compensation Plan.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
57,150,779	3,921,875	96,315	3,915,619

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	MasTec, Inc. 2013 Incentive Compensation Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 28, 2013	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	MasTec, Inc. 2013 Incentive Compensation Plan, incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 10, 2013.